High-Margin, Data-Driven Brand Owner, Buyer and Liquidator

April 2023
Investor Presentation
NASDAQ: UPXI

Forward Looking Information

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.
Use of Non-GAAP Financial Measures

The Company discloses and uses the above-mentioned non-GAAP financial measures internally as a supplement to GAAP financial information to evaluate its operating performance, for financial planning purposes, to establish operational goals, for compensation plans, to measure debt service capability, for capital expenditure planning and to determine working capital needs and believes that these are useful financial measures also used by investors. Non-GAAP adjusted EBITDA is defined as GAAP net income or net loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash stock compensation and stock option expense, acquisition, integration & restructuring expenses, charges and gains or losses from extinguishment of debt and other non-cash items. Non-GAAP EBITDA and non-GAAP adjusted EBITDA are not terms defined by GAAP and, as a result, the Company's measure of non-GAAP EBITDA and non-GAAP adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Operations, cash and cash flows on the Consolidated Statement of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Company's financial statements prepared in accordance with GAAP. These non-GAAP financial measures are not a substitute for or presented in lieu of financial measures provided by GAAP and all measures and disclosures of financial information pursuant to GAAP should be read to obtain a comprehensive and thorough understanding of the Company's financial results. The reconciliations of non-GAAP EBITDA and non-GAAP adjusted EBITDA to GAAP operating income (loss) and/or GAAP net income (net loss) referred to in the highlights or elsewhere are provided in the schedules that are a part of this document.

Forward Looking Information

Statements in this presentation that are not descriptions of facts are forward-looking statements relating to future events. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful implementation and completion of the Company's growth strategy, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties.

The material included with this document does not consider the specific investment objectives, financial situation, or needs of a specific recipient. This document may not be construed as either a recommendation or an offer to buy or sell securities, nor does it constitute are recommendation or an offer to buy or sell securities. Further, such material is insufficient to form the basis or an investment decision, should not be used by the recipient for that purpose, does not constitute nor should it be construed as research, investment advice or an invitation to conduct any investment business. Read the offering memorandum carefully before investing. It contains Company's objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. You may obtain the offering memorandum contacting your Paulson's representative.

Brand Owner


VitaMedica
Bromelain
With Quercetin


LuckyTail




Your Next Big Ad Goes Here!


cure
mushrooms
Cordyceps
Energy & Performance


Cygnet
ONLINE

Proprietary Technology & Data Platform



- Platform focuses on building a high growth portfolio of patents for single click-to-opt-in technology via Interactive Offers business segment.
- Success to date is rooted in our technology and data.
- Own significant amount of consumer data, allowing us to increase cross-selling between our growth portfolio of brands.[1]

1. The effectiveness of using consumer data to increase cross-selling cannot be guaranteed, and the term "significant" is subjective.

Cygnet Online:


Cygnet
ONLINE

- High volume Amazon brand liquidator
- Focus has been on health, wellness, and over-the-counter (OTC) products
- Expanding into new verticals including electronics, home, and high-margin luxury goods

NETi

- Specializes in name-brand distribution of in-line merchandise, excess inventories, premium incentive programs and reverse logistics.
- Currently a main supplier to the largest deal-of-the-day platforms[1] and brick & mortar retailers in the United States.

1. Based on management's assumptions only. There is no guarantee of continued market position.

Partnerships include:

ACE Hardware, acesori, ALDI, amazon, ASUS
BEALLS, belk, belkin, BIG LOTS!, BJ's
DICK'S SPORTING GOODS, dji, ECOVACS ROBOTICS, eton, FOX NEWS channel
JENSEN, JLAB, JVC, Kensington, KICKER

and many more...

upexi

Brand Buyer*

- Pet Care Products
  - $261 billion Global market in 2022[1]
  - 60-80% Gross Margin[4]
  - Projected 6.1% CAGR[1]
- Wellness + Nutrition
  - $113.80 billion Global market in 2022[2]
  - 70-80% Gross Margin[4]
  - Projected 9.3% CAGR[2]
- Educational Toys
  - $50 billion Global market in 2022[3]
  - 40-60% Gross Margin[4]
  - 7.4% CAGR[3]

1. https://commonthreadco.com/blogs/coachs-corner/pet-industry-trends-growth-ecommerce-marketing
2. https://www.researchandmarkets.com/reports/5336621/health-and-wellness-food-market-research-report-by
3. https://www.thebusinessresearchcompany.com/report/learning-and-education-toys-global-market-report
4. Ranges based off management's internal estimates

*While the numbers presented are global figures, it should be noted that the company mainly operates in the United States. They are expanding into the UK, Canada, and Australia with the intent of further worldwide expansion. Regional financial performance may vary due to factors beyond the company's control.

Acquisition Targets: What we look for...

- High margin businesses with success in product categories to match existing portfolio
- Data rich customer lists and ability to leverage databases for cross selling between brands
- Quality management and team to stay on and help us grow for the future
- Synergies for R&D, product development and cross marketing
- Non-Discretionary business verticals to enhance or expand our sales channels

Acquisition Targets: What we offer[1]...

- We offer a plug and play model for growth
- We staff a full tech development team for technology integration
- We staff full teams for advertising, marketing, and product development
- Liquidity event for sellers, a second liquidity opportunity in Upexi stock in the future

Most small to midsize brands struggle to afford full teams and we leverage our teams across brands for cost efficiencies and stronger growth opportunities[2]

1. Future adverse events could affect the company's operations, negatively impacting their ability to offer the entire list of services to target companies.
2. Leveraging teams across brands for cost efficiencies may not guarantee stronger growth opportunities for all brands.

Brand Liquidator

Excess Inventory is a problem for big business.[1]

Upexi has created a solution to buy excess inventory to sell into our networks, creating distribution for our partners and profits for us.[1]

- Amazon and wholesale liquidation brand and business
- We do large scale liquidations for retail and brands
- Large revenue opportunities with good margins[2]
  - $644 Billion Market for Amazon Resellers[3]
  - Market has more than doubled since 2008[3]

1. Excess inventory ties up resources, increases costs, and limits a business's ability to respond to changes in demand, potentially leading to financial losses.
2. The actual revenue obtained from any opportunity may vary based on a variety of factors. The phrase "good margins" is subjective and there is no guarantee of any specific level of revenue or success.
3. https://www.cnbc.com/2022/02/19/liquidation-services-resell-returned-items-a-644-billion-business.html

Why this matters...

The new digital economy has created a boom of products and small Brands, but competition is increasing and large scale is needed to compete in the future.[1]

We have created a platform that can consolidate successful Brands that are poised for accelerated growth.[2]

Economies of scale give us a significant opportunity for future growth and cost efficiencies.[3]

- We buy at 3-5 times EBITDA, Consolidate Public Multiples significantly higher[4]
- Increased corporate contribution margin and EBITDA with each acquisition[5]
- Overall Enterprise value should increase with future organic growth and future acquisitions[3]

1. Large scale may provide a competitive advantage, but the ability to compete in the future is subject to uncertainties and risks beyond the company's control.
2. Consolidation of brands and their success cannot be guaranteed. The term "successful" is subjective and does not guarantee objective measures of success.
3. Adverse events could negatively impact the company's growth performance. Actual results are subject to uncertainties and risk beyond the company's control.
4. Acquisition multiples are based on management assumptions and will vary for each individual acquisition. The assumption that consolidation will increase multiples is based on the idea that it can lead to a reduction in competition and an increase in market power for the merged companies.
5. The Company projects each acquisition to provide increased contribution margin from increased revenues and cost synergies, which will add to their total EBITDA figure. There is significant risk that costs associated with acquisitions, such as integration costs, can offset some of the benefits.

Experienced Management Team[1]

Insider Ownership: 54%[2]

Allan Marshall
Chief Executive Officer
30+ years of M&A focused experience
Founder of XPO Logistics, Transportation Services, Inc., and Segmentz, Inc.

Andrew Norstrud
Chief Financial Officer
Experienced executive, focused on integrating strategic acquisitions and structure implementation for public companies

Gene Salkind, M.D.
Board of Directors
Chairman of Compensation Committee
Practicing Neurosurgeon, Intuitive Surgical Pharmacyclics

Thomas Williams
Board of Directors
35+ years of experience, specialized in securitization mechanisms of illiquid assets

Lawrence H Dugan
Board of Directors
Chairman of Audit Committee
25+ years of accounting experience

1. Management team's experience may not directly correlate to this company's business model and does not ensure success.
2. On a fully diluted basis, pending shares exercisable within 60 days of November 30, 2022.

Annual Revenue and EBITDA Growth[1]


REVENUE[2]
EBITDA[3]
92% CAGR
2020 (Fiscal Full Year)
2021 (Fiscal Full Year)
2022 (Fiscal Full Year)
$100m
$50m
$25m
$10m
$7.41m
$-3.85m
$24.09m
$3.19m
$44.58m
$3.4m

1. Past financial performance is not indicative of future performance.
2. 2022 Adjusted EBITDA
3. The company may increase spend for additional future growth, which would reduce actual EBITDA

* https://www.prnewswire.com/news-releases/upexi-reports-record-revenue-of-27-1-million-for-fiscal-2023-second-quarter-an-increase-of-444-year-over-year-301746845.html

Financial Highlights[1]

Stock Price:	$4.12 (as of 3/27/23)
Common Stock:	17,960,748 (as of 12/31/22)
Market Cap:	$74 million
Fiscal 2022 Revenue (ended June 30, 2022):	$44.6 million
Fiscal Q2 '23 Revenue (ended December 31, 2022):	$27.1 million
Calendar 2023 Revenue Goal:[3]	$100 million
Fiscal Q1 2023 GP Margins:	52%
Revenue Growth Rate through '24:	50% -100%


92% CAGR
$100m
$50m
$25m
$10m
2020 (Full Year)
$7.41m
2021 (Full Year)
$24.09m
2022
(Full Fiscal Year ending 6/30/22)
$44.6m

Revenue[2] Growth

1. Past financial performance is not indicative of future performance.
2. Includes discontinued operations revenue
3. https://www.prnewswire.com/news-releases/upexi-reports-record-revenue-of-27-1-million-for-fiscal-2023-second-quarter-an-increase-of-444-year-over-year-301746845.html

upexi

Thank You

Contact Us: upexi@kcsa.com

